INDIVIDUAL SINGLE PREMIUM
DEFERRED VARIABLE LIFE INSURANCE POLICY
ISSUED BY
Independence Variable Life Separate Account
(formerly named Keyport America Variable Life Separate Account)
OF
INDEPENDENCE LIFE AND ANNUITY COMPANY
(formerly named Keyport America Life Insurance Company)
SUPPLEMENT DATED NOVEMBER 17, 2000
TO
PROSPECTUS DATED MAY 1, 1995

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On November 1, 2000, Liberty Financial Companies, Inc., a Massachusetts corporation ("LFC"), the indirect corporate parent of Independence Life issued a press release stating that it has retained CS First Boston to help explore strategic alternatives, including the possible sale of LFC. LFC added that, because the strategic review is now ongoing, it cannot speculate on the outcome, and there is no assurance that any transaction will be completed. Independence Life similarly cannot speculate on the outcome. Independence Life's management does not anticipate any material change in Independence Life's financial condition.

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Client Service Hotline
800-367-3653

Distributed by:
Keyport Financial Services Corp.
125 High Street
Boston, Massachusetts 02110

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